Exhibit 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                       for
                   9 7/8 % Senior Subordinated Notes Due 2011
                                       of

                           Extended Stay America, Inc.

     As set forth in the prospectus dated          , 2001 (the "Prospectus"), of
Extended Stay America, Inc. ("Extended Stay America") and in the related letter of transmittal (which together constitute the "Exchange Offer"), this form or one substantially similar must be used to accept Extended Stay America's offer to exchange all of its outstanding 9 7/8% Senior Subordinated Notes due 2011 (the "Outstanding Notes") for its 9 7/8% Senior Subordinated Notes due 2011, which have been registered under the Securities Act of 1933 (the "Exchange Notes"), if the Outstanding Notes, the letter of transmittal or any other required documents cannot be timely delivered to Manufacturers and Traders Trust Company, acting as exchange agent for the Exchange Offer (the "Exchange Agent"), or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M. Eastern time, on the Expiration Date (as defined below). This form may be delivered by an Eligible Institution (as defined below), by hand or transmitted by facsimile, overnight courier or mail to the Exchange Agent as indicated below.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN' TIME, ON       , 2001,
UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANYTIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
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

                                   Deliver to:

                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                                AS EXCHANGE AGENT

       By Overnight Delivery or                       By Hand:                       Facsimile Transmission
    Registered or Certified Mail:                                                            Number:

   Manufacturers and Traders Trust         Manufacturers and Traders Trust               (716) 842-5867
               Company                                 Company
                                                                                  Confirm Receipt of Facsimile
            One M&T Plaza                           One M&T Plaza                         by Telephone

     Buffalo, New York 14240-2399           Buffalo, New York 14240-2399                 (716) 842-5602
              Attention:                             Attention:


     Delivery of this notice to an address, or transmission of instructions via facsimile, other than as set forth above does not constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on the letter of transmittal, to be used to tender Outstanding Notes, is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal. As used in this notice of guaranteed delivery, an "Eligible Institution" is any participant in a Recognized Signature Guarantee Medallion Program within the meaning of Rule l7Ad-15 of the Securities Exchange Act of 1934.

Ladies and Gentlemen:

     The undersigned hereby tenders to Extended Stay America, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the prospectus for the Exchange Offer and the letter of transmittal, receipt of which is hereby acknowledged, Outstanding Notes pursuant to the guaranteed delivery procedures set forth in Instruction 1 of the letter of transmittal.

     The undersigned understands that tenders of Outstanding Notes will be accepted only in principal amounts equal to $l,000 or integral multiples thereof. The undersigned understands that tenders of Outstanding Notes pursuant to the Exchange Offer may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the prospectus.

     All authority herein conferred or agreed to be conferred by this notice of guaranteed delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this notice of guaranteed delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.


Certificate No(s). for Outstanding Notes   Principal Amount of Outstanding Notes
(if available)


-----------------------------------------  ------------------------------------


Principal Amount of Outstanding Notes      Signature(s)
 Tendered

-----------------------------------------  ------------------------------------



Dated: If Outstanding Notes will be delivered by book entry transfer at The Depository Trust Company, Depository Account No.:


-----------------------------------------  ------------------------------------

     This notice of guaranteed delivery must be signed by the registered holders of Outstanding Notes exactly as its (their) name(s) appear on certificates of Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es)

Name(s)                     ---------------------------------------------------


Capacity:                   ---------------------------------------------------

Address (es):               ---------------------------------------------------

Area Code and Telephone No.:---------------------------------------------------

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                                    GUARANTEE

                    (Not To Be Used for Signature Guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), hereby:

(a) represents that the above named person(s) "own(s)" the Outstanding, Notes to be tendered within the meaning of Rule 14e-4 under the Exchange Act;

(b) represents that such tender of Outstanding Notes complies with Rule 14e-4 under the Exchange Act; and

(c) guarantees that delivery to the exchange agent of certificates for the Outstanding Notes to be tendered, in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the exchange agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed (or manually signed facsimile) letter of transmittal with any required signatures, or an agent's message, in the case of a book-entry transfer, and any other required documents, will be received by the exchange agent at one of its addresses set forth above within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     I HEREBY ACKNOWLEDGE THAT I MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TO BE TENDERED TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO ME.


-----------------------------------------       -------------------------------
                   Name of Firm                       Authorized Signature

-----------------------------------------       -------------------------------
                     Address                                Title

-----------------------------------------       Name:
                     Zip Code                         -------------------------
                                                       (Please Type or Print)


Area Code and Telephone No.                    Dated:
                           --------------             -------------------------
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NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS FORM; OUTSTANDING NOTES SHOULD BE
      SENT WITH YOUR LETTER OF TRANSMITTAL.

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